SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 10, 2006

                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                   001-11001                   06-0619596
         --------                   ---------                 --------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut 06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
              (Registrant's Telephone Number, Including Area Code)

                           No Change Since Last Report
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ] Written  communications pursuant to Rule  425 under the Securities  Act (17
     CFR 230.425)

[  ] Soliciting material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.
               -------------

               On January 11, 2006, Citizens Communications Company announced the recent completion of its $250 million share repurchase program announced May 26, 2005.


Item 9.01      Financial Statements and Exhibits.
               ----------------------------------

               (c) Exhibits:

               99.1 Press Release of Citizens Communications Company released January 11, 2006.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)



                           By:  /s/  Robert J. Larson
                                --------------------------
                                Robert J. Larson
                                Senior Vice President and
                                Chief Accounting Officer


Date:  January 11, 2006

                                                Citizens Communications
                                                3 High Ridge Park
                                                Stamford, CT 06905
                                                203.614.5600
                                                Web site: www.czn.net

--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE

Contacts:
Brigid M. Smith
Assistant Vice President
Corporate Communications
203.614.5042
bsmith@czn.com

             Citizens Communications Announces Recent Completion of
                            Stock Repurchase Program

Stamford, Conn., Jan. 11, 2006 - Citizens Communications Company (NYSE: CZN) today announced the recent completion of its $250 million share repurchase program announced May 26, 2005.

About Citizens Communications
More information about Citizens Communications may be found at www.czn.net
                                                               -----------


This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.


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